SHOPPING CENTER:  Central Avenue Plaza Lompoc
                                                SUITE:  G6-12
                                                TENANT:  El Camino National Bank
                                                        ------------------------

                                                        ------------------------
                                                LANDLORD:  AEW #33 TRUST

                                SHOPPING CENTER LEASE


TABLE OF CONTENTS OF LEASE                                                   i

LEASE SUMMARY-PROVISIONS                                                     iii

ARTICLE I     PREMISES
                   Section 1.01  Premises Defined. . . . . . . . . . . . . .1
                   Section 1.02  Shopping Center . . . . . . . . . . . . . .1
                   Section 1.03  Modifications . . . . . . . . . . . . . . .1
ARTICLE II    TERM
                   Section 2.01  Length of Term. . . . . . . . . . . . . . .1
                   Section 2.02  Rent Commencement Date. . . . . . . . . . .1
                   Section 2.03  Failure to Open . . . . . . . . . . . . . .1

ARTICLE III   RENT
                   Section 3.01  Monthly Minimum Rent. . . . . . . . . . . .1
                   Section 3.02  Cost of Living Increase . . . . . . . . . .1
                   Section 3.03  Percentage Rent . . . . . . . . . . . . . .1
                   Section 3.04  Additional Rent . . . . . . . . . . . . . .1

ARTICLE IV    RECORDS
                   Section 4.01  Records . . . . . . . . . . . . . . . . . .1
                   Section 4.02  Audit . . . . . . . . . . . . . . . . . . .1

ARTICLE V     TAXES
                   Section 5.01  Real Estate Taxes . . . . . . . . . . . . .2
                   Section 5.02  Definitions . . . . . . . . . . . . . . . .2
                   Section 5.03  Other Taxes . . . . . . . . . . . . . . . .2

ARTICLE VI    CONDUCT OF BUSINESS BY TENANT
                   Section 6.01  Use of Premises . . . . . . . . . . . . . .2
                   Section 6.02  Restrictions on Use . . . . . . . . . . . .2

ARTICLE VII   MAINTENANCE, REPAIRS AND ALTERATIONS
                   Section 7.01  Maintenance and Repairs . . . . . . . . . .2
                   Section 7.02  Alterations, Additions, and Fixtures. . . .3
                   Section 7.03  Cleanliness; Waste and Nuisance . . . . . .3

ARTICLE VIII  INSURANCE; INDEMNITY
                   Section 8.01  Liability Insurance- Premises . . . . . . .3
                   Section 8.02  Other Insurance . . . . . . . . . . . . . .3
                   Section 8.03  Insurance Policies. . . . . . . . . . . . .3
                   Section 8.04  Waiver. . . . . . . . . . . . . . . . . . .3
                   Section 8.05  Indemnity . . . . . . . . . . . . . . . . .3
                   Section 8.06  Exemption by Landlord . . . . . . . . . . .4

ARTICLE IX    REPAIRS AND RESTORATION
                   Section 9.01  Minor Insured Damage. . . . . . . . . . . .4
                   Section 9.02  Uninsured Damage or Insured Substantial
                                 Damage. . . . . . . . . . . . . . . . . . .4
                   Section 9.03  Damage Near End of Term . . . . . . . . . .4
                   Section 9.04  Continued Operation by Tenant . . . . . . .4
                   Section 9.05  Waiver. . . . . . . . . . . . . . . . . . .4

ARTICLE X     ASSIGNMENT AND SUBLETTING
                   Section 10.01  Landlord's Rights. . . . . . . . . . . . .4
                   Section 10.02  No Release of Tenant . . . . . . . . . . .5

ARTICLE XI    EMINENT DOMAIN
                   Section 11.01  Entire or Substantial Taking . . . . . . .5
                   Section 11.02  Partial Taking . . . . . . . . . . . . . .5
                   Section 11.03  Awards . . . . . . . . . . . . . . . . . .5
                   Section 11.04  Sale Under Threat of Condemnation. . . . .5

ARTICLE XII   UTILITY SERVICE
                   Section 12.01  Utility Charges. . . . . . . . . . . . . .5
                   Section 12.02  Furnishing of Services . . . . . . . . . .5
                   Section 12.03  Interruption of Service. . . . . . . . . .5
                   Section 12.04  Heating, Ventilation and Air
                                   Conditioning. . . . . . . . . . . . . . .5

ARTICLE XIII  DEFAULTS; REMEDIES
                   Section 13.01  Defaults . . . . . . . . . . . . . . . . .5
                   Section 13.02  Remedies . . . . . . . . . . . . . . . . .5
                   Section 13.03  Determination of Rent. . . . . . . . . . .6
                   Section 13.04  Default by Landlord. . . . . . . . . . . .6
                   Section 13.05  Expense of Litigation. . . . . . . . . . .6

ARTICLE XIV   COMMON AREAS
                   Section 14.01  Definition . . . . . . . . . . . . . . . .6
                   Section 14.02  Use of Common Areas. . . . . . . . . . . .6
                   Section 14.03  Control by Landlord. . . . . . . . . . . .6
                   Section 14.04  Environmental Protection Expense . . . . .7
                   Section 14.05  Common Area Charges. . . . . . . . . . . .7
                   Section 14.06  Proportionate Payment. . . . . . . . . . .7

ARTICLE XV    ESTIMATED CHARGES
                   Section 15.01  Election to Estimate Charges . . . . . . .7
                   Section 15.02  Statements of Actual Charges . . . . . . .7
                   Section 15.03  Adjustmen. . . . . . . . . . . . . . . . .7
                   Section 15.04  No Waiver. . . . . . . . . . . . . . . . .7

ARTICLE XVI   SIGNS, LIGHTING AND ADVERTISING
                   Section 16.01  Signage. . . . . . . . . . . . . . . . . .7
                   Section 16.02  Advertising. . . . . . . . . . . . . . . .7

ARTICLE XVII  MISCELLANEOUS
                   Section 17.01  Offset Statement . . . . . . . . . . . . .7
                   Section 17.02  Financial Statements . . . . . . . . . . .8
                   Section 17.03  Landlord's Right of Access . . . . . . . .8
                   Section 17.04  Holding Over . . . . . . . . . . . . . . .8
                   Section 17.05  Relocation of Premises . . . . . . . . . .8
                   Section 17.06  Transfer of Landlord's Interest. . . . . .8
                   Section 17.07  Floor Area . . . . . . . . . . . . . . . .8
                   Section 17.08  Separability . . . . . . . . . . . . . . .8
                   Section 17.09  Security Deposit . . . . . . . . . . . . .8
                   Section 17.10  Late Charges . . . . . . . . . . . . . . .8
                   Section 17.11  Interest . . . . . . . . . . . . . . . . .8
                   Section 17.12  Time of Essence. . . . . . . . . . . . . .8
                   Section 17.13  Headings . . . . . . . . . . . . . . . . .8
                   Section 17.14  Incorporation of Prior Agreements;
                                  Amendments . . . . . . . . . . . . . . . .9
                   Section 17.15  Notices. . . . . . . . . . . . . . . . . .9
                   Section 17.16  Brokers. . . . . . . . . . . . . . . . . .9
                   Section 17.17  Waivers. . . . . . . . . . . . . . . . . .9
                   Section 17.18  Other Locations. . . . . . . . . . . . . .9
                   Section 17.19  Merchants' Association . . . . . . . . . .9
                   Section 17.20  Liens. . . . . . . . . . . . . . . . . . .9
                   Section 17.21  Subordination. . . . . . . . . . . . . . .9
                   Section 17.22  Successors in Interest . . . . . . . . . .9
                   Section 17.23  California Law . . . . . . . . . . . . . .9
                   Section 17.24  Zoning . . . . . . . . . . . . . . . . . .9
                   Section 17.25  Delays . . . . . . . . . . . . . . . . . .9
                   Section 17.26  Financing. . . . . . . . . . . . . . . . .9
                   Section 17.27  Limitation of Landlord's Liability . . . .9
                   Section 17.28  Tenant's Performance . . . . . . . . . . 10
                   Section 17.29  Waiver of Trial by Jury. . . . . . . . . 10
                   Section 17.30  Tenant's Property and Repair of
                                  Property at Termination. . . . . . . . . 10
                   Section 17.31  No Warranties. . . . . . . . . . . . . . 10
                   Section 17.32  Recording. . . . . . . . . . . . . . . . 10
                   Section 17.33  Authority of Tenant. . . . . . . . . . . 10
                   Section 17.34  No Option to Lease . . . . . . . . . . . 10

ARTICLE XVIII
              CONDITION OF PREMISES. . . . . . . . . . . . . . . . . . . . 10

SIGNATURES

EXHIBITS

RIDERS


                                       ii                              JUNE 1987

                                                                  SUITE  G  6-12
                                                                        --------

                                SHOPPING CENTER LEASE
                               LEASE SUMMARY PROVISIONS


Dated for Indentification Purposes:  September 12, 1989
                                     ------------------

Landlord: Thomas G. Eastman, H. Peter Norstrand, and John L. Patillo, as Trustees of AEW #33 Trust, established under Declaration of Trust dated October 3, 1985, but not individually ("Landlord").

Address of Landlord: c/o  D.W.A. Smith & Company, Inc.
                          1300 Quail Street, Suite 106
                          Newport Beach, CA  92660     Phone No.:  714/851-1244

Tenant:                   El Camino National Bank
                          -----------------------------------------------------
                                                                      ("Tenant")
                          -------------------------------------------
Trade Name:               El Camino National Bank
                          -----------------------------------------------------
Address of Tenant:        P.O. Box 997
                          -----------------------------------------------------
                          Lompoc, CA  93438
                          -----------------------------------------------------
                                  Phone No.
                          --------         ------------------------------------

Shopping Center:          Central Avenue Plaza, Lompoc, CA  ("Shopping Center")
                          ----------------------------------
Address of Premises:      1325 North H Street Suite E, Lompoc,  CA 93436
                          -----------------------------------------------------
                                            County:  Santa Barbara
                          ------------------        ---------------------------
                          ("Premises") which Premises are outlined in red on the site plan of the Shopping Center attached hereto as Exhibit "A" and made a part hereof.

Size of Premises:         Gross Ground Floor Area of Premises:3.85- square feet
                          Width     77 feet                 Depth:     50 feet
                                -----------                       -------------
                          (All measurements are approximate)

Lease Terms:              Five (5) full years beginning November 1, 1989, plus
                          --------                      ----------------
         Options shown on Rider No. 2

Rent Commencement Date:   May 1, 1990
                          ----------------------------------------------------
Monthly Minimum Rent      $4,815.00
                          ----------------------------------------------------
Monthly Estimated Charges $1.012.00
                          ----------------------------------------------------

Monthly Minimum rent shall be adjusted at the commencement of the THIRTEENTH month following the Rent Commencement Date and every TWELFTH month thereafter, as provided in Section 3.02.

Percentage Rent:          N/A
                          ----------------------------------------------------
Permitted Uses:           The operation of a branch or main banking office and
                          ----------------------------------------------------
                          for no other purpose.
                          ----------------------------------------------------

Concurrent Payments:
    Security Deposit:     $5,500.00 PAID TO LESSOR UPON EXECUTION OF LEASE
                          ----------------------------------------------------
    First Month's Rent:   $5,862.00 (including first month's estimated charges)
                          ----------------------------------------------------
    (FIRST MONTHS RENT TO BE PAID TO LESSOR UPON MOVEIN BY      LESSEE.)
Guarantor:                JOHN J. KENNEDY, CLARKE K. MC CUNE,
                          ----------------------------------------------------
                          CHARLES W. WALKER
                          ----------------------------------------------------
Address of Guarantor:
                          ----------------------------------------------------

                          ----------------------------------------------------

                                  Phone No.
                          --------         ------------------------------------
Broker(s):                Williams Bros. Realty
                          ----------------------------------------------------

                          ----------------------------------------------------
Late Charge:                 10% of unpaid amounts (see Section 17.10)


The foregoing Lease Summary Provisions are an integral part of this Lease and each reference in this Lease to any such provision shall be construed to incorporate all of the terms provided under such Lease Summary Provision. In the event of any conflict between any Lease Summary Provision and the balance of the Lease, the latter shall control.



                                                 Landlord's Initials
                                                                    -----------
                                                 Tenant's  Initials
                                                                   ------------

                   Note: Landlords' and Tenant's initials present
                                                                 -----------




                                                                       JUNE 1987
                                         iii

                                SHOPPING CENTER LEASE

    This Lease is dated for identification purposes SEPTEMBER 12, 1989 is made by and between Landlord and Tenant, and incorporates the Lease Summary Provisions specified on page iii, Exhibit "A" (Site Plan), Rider No 1, Rider No. 2, Addendum, Guaranty, all of which are attached hereto.

ARTICLE I - PREMISES

SECTION 1.01  PREMISES DEFINED

    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the term, at the rent, and upon all the conditions and agreements set forth herein.

SECTION 1.02  SHOPPING CENTER

    The parties hereto acknowledge that Exhibit "A" depicts the Shopping Center before dedication or grant of easements for highways, streets, and public ways, if any: Any site(s) shown on Exhibit "A" as "not a part" are excluded from the Shopping Center. The Shopping Center as set forth in Exhibit "A" is a proposed general layout and Landlord neither warrants not represents that the Shopping Center is or shall be constructed as indicated thereon or that any tenant or occupant designated by name of business shall be tenants in the Shopping Center during the term hereof.

SECTION 1.03  MODIFICATIONS

    Landlord reserves the right, in its sole discretion, at any time, to phase, increase, decrease, or change the number, location, or dimension of the buildings, the premises therein, driving lanes, driveways, wellways, parking spaces, walkways and other improvements including, but not limited to, making additions or alterations to any or all buildings in the Shopping Center.

ARTICLE II - TERM

SECTION 2.01  LENGTH OF TERM

    The term of this Lease shall commence as of the date specified in the applicable Lease Summary Provision, and shall continue for the period specified in the applicable Lease Summary Provision measured from and beginning with said date. However, if the term hereof commences on a day other than the first day of the calendar month, the term of this Lease shall continue from the first day of the calendar month next following the date hereof for the period of years set forth in this Section 2.01.

SECTION 2.02  RENT COMMENCEMENT DATE

    Tenant's obligation to pay rent shall commence on the earlier of the following ("Rent Commencement Date"): (note: "a" and "b" are crossed out.) (c) such other date as is agreed to by Landlord and Tenant and is set forth in the applicable Lease Summary Provision.

SECTION 2.03  FAILURE TO OPEN

    If Landlord notifies Tenant in writing that the Premises are ready for occupancy as hereinabove set forth, and Tenant fails to take possession and open the Premises for business, fully fixturized, stocked and staffed within 60 days from the Rent Commencement Date, Landlord shall have, in addition to any and all other remedies hereinafter provided, the right to immediately cancel and terminate this Lease. If the Premises are not completed and possession delivered to Tenant within 36 months from the date of execution hereof, then this Lease shall be deemed null and void and have no further force or effect, and there shall be no liability on the part of either party hereunder.

ARTICLE III - RENT

SECTION 3.01  MONTHLY MINIMUM RENT

    From and after the Rent Commencement Date for each full calendar month during the Lease term, Tenant shall pay to Landlord, in advance upon the first day of each calendar month without demand, deduction or offset, the monthly minimum rent specified in the applicable Lease Summary Provision, subject to
Section 3.02, plus all applicable excise taxes in lawful money of the United States of America. One full monthly minimum rent payment shall be made by Tenant to Landlord at the time of execution of this Lease. The monthly minimum rent payment shall be made by Tenant to Landlord at the time of execution of this Lease. The monthly minimum rent for any fractional part of a calendar month at the beginning or end of the Lease term shall be a proportionate part of the monthly minimum rent for a full calendar month based upon a 30-day month. Payment shall be made to Landlord at the address set forth in the applicable Lease Summary Provision or at such other place as may be designated from time to time by Landlord. For purposes of venue, performance of this Lease shall be deemed to be made at the address where rent payments are received.

SECTION 3.02  COST OF LIVING INCREASE

    The amount of monthly minimum rent payable for the second and each succeeding lease year of this Lease shall be adjusted as of the expiration of each lease year of this Lease to reflect any change in the prices of goods and services. The adjustment, if any, shall be calculated upon the basis of the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers, Los Angeles-Anaheim-Riverside, California, All
Items,  *   ("CPI").  The CPI published for the calendar month four months prior to the second and each succeeding lease year of this Lease shall be adjusted by the percentage increase, if any, in the CPI as of the 8th month in the first lease year and the 8th month in each succeeding lease year of this Lease ("adjustment date"); provided, however, that in no event shall the monthly minimum rent be less than the monthly minimum rent for the immediately preceding lease year. When the monthly minimum rent for a lease year is determined, Landlord shall give Tenant written notice stating how the new monthly minimum
rent figure was computed.  If the   *   base of the CPI is changed, the new base
shall be converted to the   *   base in accordance with tables issued by said
Bureau, and the base so converted shall continue to be used. If on any rental adjustment date there shall not exist the CPI in the same format as recited in this Section 3.02, the parties shall substitute any official index published by existence and most nearly equivalent thereto. If the parties shall be unable to agree upon a successor index, the parties shall refer the choice of the successor index to arbitration in accordance with the rules of the American
Arbitration Association.   *1982-84 = 100

SECTION 3.03  PERCENTAGE RENT

    Note: All items under this section have been crossed out.
    Initials are located on the bottom right hand corner of the page.

SECTION 3.04  ADDITIONAL RENT

    Every payment required to be made by Tenant pursuant to this Lease shall be additional rent due Landlord hereunder, whether or not expressly designated as additional rent, and Tenant's failure to pay such additional rent to Landlord when due shall entitle Landlord to exercise all rights and remedies provided in
Article XIII.

ARTICLE IV - RECORDS

SECTION 4.01  RECORDS

    Note: All items under this heading have been crossed out.

SECTION 4.02  AUDIT

    Note: All items under this heading have been crossed out.

SECTION 5.01  REAL ESTATE TAXES

    (a)  Tenant shall pay to Landlord as additional rent all real estate taxes
( as hereinafter defined) applicable to the Premises, including the improvements thereon. Landlord shall notify Tenant of the amount of Tenant's share of such taxes, and Tenant shall pay to Landlord, Tenant's share of such taxes prior to the due date thereof and no later than ten days after receipt from Landlord of such notice. Landlord may, at its option, give Tenant a written estimate of such taxes applicable to the Premises and Tenant shall pay same in a manner as is provided in Article XV hereinafter stated.

    (b) If, at any time during the term of this Lease, the methods of taxation shall be altered so as to impose, in lieu of current methods of assessment and taxation in whole or in part, taxes based on other standards, including, but not limited to, a tax or excise on rent or any other tax, however described, or assessed against Landlord on the rent or any portion thereof payable hereunder as a direct substitute for the real property taxes. Tenant covenants to pay to Landlord said tax in a manner and at a time to be determined by Landlord, but in no event later than 10 days after receipt of said notice by Tenant.

SECTION 5.02  DEFINITIONS

    (a) The term "real estate taxes" shall include all taxes, levies, assessments, bonds and governmental charges levied upon or with respect to the real property and improvements within the Shopping Center, other than the portions thereof defined below as "common areas," and any tax or excise on rents or any other tax, however described, levied against Landlord on account of the rent reserved hereunder or on the business of renting space in the Shopping Center; provided, however that the capital levy, net income or excess profits taxes imposed upon Landlord except that if real estate taxes are withdrawn in whole or in part and any substitute tax is made therefore, such tax shall in any event for the purpose of this Lease be considered a real estate tax regardless of how denominated or the source from which it is collected. Landlord and Tenant acknowledge that the adoption of Proposition 13 by the voters of the State of California in the June 1978 election may give rise to the imposition of assessments, taxes, fees, levies and charges imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and other governmental services formerly provided without charge to property owners or occupants (it being the intention of Tenant and Landlord that any and all such new and increased assessments, taxes, fees, levies and charges be included within the definition of real estate taxes for purposes of this Section 5.02). The term "real estate taxes" shall also include all expenses, including attorneys' fees, reasonably incurred by Landlord in seeking reduction by the taxing authorities of real estate taxes applicable to the Shopping Center.

    (b) The term "real estate taxes applicable to the Premises" shall mean the taxes separately assessed for the Premises or that portion of the real estate taxes such term is hereinabove defined in Section 5.02(a), equal to the product obtained by multiplying such real estate taxes by a fraction, the numerator of which shall be the gross ground floor area of the Premises as defined in the applicable Lease Summary Provision, and the denominator of which shall be the gross ground floor area of all buildings, including the Premises, occupied by tenants and which are then located within the Shopping Center, together with an amount equal to 15% of said taxes to cover Landlord's administrative and overhead expenses; provided, however that if any tenants in such building or buildings pay real estate taxes directly to any taxing authority, their gross ground floor area shall not be included in such denominator.

    (c) Real estate taxes which are levied on a fiscal year basis shall be deemed to apply 1/12th to each calendar month in such fiscal year and shall be charged to Tenant accordingly.

SECTION 5.03  OTHER TAXES

    Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes, levies and fees of every kind and nature, including, but not limited to, general or special assessments assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by, in, upon or about the Premises of Tenant. If any or all of Tenant's fixtures or other personal property shall be assessed and taxed with the Landlord's real property, Tenant shall pay to Landlord its share of such taxes within 10 days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to such property of a tenant. Additionally, Tenant shall pay to Landlord all applicable excise taxes.

ARTICLE VI - CONDUCT OF BUSINESS BY TENANT

SECTION 6.01  USE OF PREMISES

    (a) Tenant is granted the non-exclusive right to use the Premises solely for the purposes and under the trade name specified in the applicable Lease Summary Provisions and for no other purposes or under any other name without the prior written consent of Landlord. Tenant shall devote the entire Premises to such use except for areas reasonably required for restrooms, office or storage space. Tenant shall continuously and without interruption during the term hereof conduct storage space. Tenant shall continuously and without interruption during the term hereof conduct its business activity in the Premises during all business hours usual for Tenant's type of business; however, in no event less than eight hours per day, six days per week, but in any event during those hours, if any, established by Landlord for the operation of the Shopping Center unless Tenant is prevented from doing so by strike, fire or other cause beyond Tenant's reasonable control, and except during reasonable periods for repairing, cleaning and decorating the Premises. Tenant shall at all times carry a full and complete stock of merchandise offered for sale at competitive prices and shall maintain an adequate staff or the service of its customers. Tenant shall employ its best and shall maintain an adequate staff for the service of customers. Tenant shall employ its best judgment, efforts, and abilities to operate the business conducted by it in the Premises in such manner as to produce the maximum profitable volume of sales reasonably obtainable and to enhance the reputation and attractivemenss of the Shopping Center. If any conflict shall develop between Tenant and any other tenant of the Shopping Center regarding what merchandise Tenant may carry or with respect to any other matter governed by or referred to in this Article VI, Landlord shall be the sole arbiter of such conflict and his decision shall be binding on Tenant, and Landlord shall incur no liability to Tenant as a result of any determination made by Landlord hereunder.

    (b) For the purpose of computing percentage rent, Tenant's gross sales for any period during which Tenant does not continuously conduct its business as required by this Section 6.01 shall be deemed to be the greater of Tenant's gross sales for (i) such period, or (ii) the corresponding period of the last preceding year during which Tenant was continuously open for business.

SECTION 6.02  RESTRICTIONS ON USE

    Tenant shall comply promptly with all applicable statutes, ordinances, rules, regulations, restrictions, orders and requirements relating to the use of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create a nuisance or tend to disturb other tenants or occupants of the Shopping Center or tend to injure the reputation of the Shopping Center. Tenant shall not sell, exhibit or display any immoral or pornographic materials, goods or services in or on the Premises. Landlord shall, in its sole discretion, determine whether such materials, goods or services are immoral or pornographic in nature. No auction, fire sale, bankruptcy sale, sidewalk sale, going out of business sale or continuous discount operation may be conducted in the Premises without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.
Tenant shall use its best efforts to complete or cause to be completed, all deliveries, loading, unloading, rubbish removal and other services to the Premises prior to 10:00 a.m. of each day. Landlord reserves the right to further regulate the activities of Tenant in regard to deliveries and servicing of the Premises, and Tenant agrees to abide by such further nondiscriminatory regulations of Landlord.

    Tenant shall not place or cause to be placed any fences, walls, booths, stands, kiosks, racks, structures, divisions or rails outside the Premises in the Shopping Center without the prior written consent of Landlord.

    Landlord may, without liability therefore or notice to Tenant, remove any item placed, constructed or maintained upon or outside of any roof, wall or window of the building within which the Premises are located, unless such item has been previously consented to in writing by Landlord.

    Tenant shall keep the display windows and signs on the Premises well-lighted during the hours from sundown to 10:00 p.m. unless prevented by causes beyond the control of Tenant. If Landlord determines any display window to be out of harmony with the business character or architecture of the Premises, or with the balance of the Shopping Center, Tenant shall promptly remove or modify such display as requested by Landlord.

    Tenant shall comply at all times with such Rules and Regulations and such amendments and modifications thereof and additions thereto as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Shopping Center or the preservation of good order therein. Landlord shall not be liable to Tenant for the failure of any tenant or other person to comply with such Rules and Regulations.

    Tenant shall not use the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the Premises or the Shopping Center or cause the cancellation of any insurance policy covering the Premises or the Shopping Center, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by standard fire insurance policies.

    Tenant shall not place any coin or token-operated amusement machines on or in the Premises without the prior written consent of Landlord.

ARTICLE VII - MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 7.01  MAINTENANCE AND REPAIRS

    (a) Subject to the provisions of Article IX and XII hereof, Tenant shall, at its sole cost and expense during the term of this Lease, keep in first-class order, condition and repair, the Premises and every part thereof, including, without limiting the generality of the foregoing, maintenance, repair and replacement of all plumbing, heating, ventilating, air conditioning, electrical wiring and conduits, lighting facilities and equipment, fixtures, walls, wall covering and paint, ceilings, floors and floor coverings, windows and window casement, doors, plate glass, showcases, sprinkler systems (if any), skylights, entrances and other facilities.

    (b) Tenant shall not place any rubbish or other matter outside the Premises, except in such containers as are authorized from time to time by Landlord. Tenant shall promptly sweep and clean the sidewalk adjacent to the Premises as needed.

    (c) If Tenant fails to perform its obligations under this Section 7.01, Landlord may, at its option, after five days written notice to Tenant, except in the event of an emergency in the judgment of Landlord, in which case no notice shall be required, enter upon the Premises and put the same in good order, condition and repair and the cost thereof shall become due and payable as additional rent by Tenant to Landlord upon demand.

    (d) Tenant expressly waives any right pursuant to any law now existing, or which may be effective during the term hereof, to make repairs at Landlord's expense, including, without limitation, the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code, and any provisions amendatory thereof or supplemental thereto.

    (e) Tenant shall reimburse Landlord on demand for Tenant's pro rata share of the cost of repairs made by Landlord to the roof of the building in which the Premises are located, said pro rata share to be based on the proportion that the gross ground floor area of the Premises bears to the gross ground floor area of said building, and said reimbursement may be changed by Landlord pursuant to
Section 15.01 of this Lease.

SECTION 7.02  ALTERATIONS, ADDITIONS, AND FIXTURES

    (a) Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements, remodeling or additions to either the interior or exterior of the Premises or to fixtures installed therein in accordance with approved fixture plans, or mark, paint, drill, or in any way deface any portion of the Premises. Landlord may require as a condition and in consideration for such approval that Tenant pay to Landlord a sum equal to Landlord's reasonable expenses incurred in evaluating and approving Tenant's proposed improvements and/or addition, including, but not limited to, attorneys', architectural and engineering fees.

    (b) Tenant shall maintain the Premises in accordance with all federal, state, county and municipal laws and ordinances and with all rules, orders, ordinances, and regulations at any time issued or in force applicable to the Premises or to Tenant's use and occupation thereof, of the several federal, state, county and city governments and of each and every department, bureau and official thereof, and the Board of Fire Underwriters. If a change in such laws or ordinances or additional development in the Shopping Center makes necessary improvements, modifications, alterations or additions to the Premises (including, without limitaiton, the installation of a fire protection system), such improvements, modifications, alterations or additions shall be made at Tenant's sole cost and expense.

    (c) Tenant shall repair any damage to the building and/or store adjacent to the Premises caused by Tenant's use or occupancy thereof. Any such repair referred to in this Section 7.02(c) shall be completed by Tenant within 15 days after notice to Tenant by Landlord. The provisions of this Section 7.02(c) shall survive the expiration of the term hereof.

SECTION 7.03  CLEANLINESS; WASTE AND NUISANCE

    Tenant shall at all times keep the Premises in a neat, clean and sanitary condition, shall neither commit nor permit any waste or nuisance thereon, and shall keep the walks, service, and loading areas adjacent thereto free from waste and debris.

ARTICLE VIII - INSURANCE; INDEMNITY

SECTION 8.01 LIABILITY INSURANCE- PREMISES

    (a) Tenant shall at all times during the term hereof and at Tenant's sole expense, maintain in effect workers' compensation insurance and personal injury liability and property damage liability insurance adequate to protect Landlord and naming Landlord and Landlord's property management company as insured in the liability contract, against liability for injury to or death or any person or damage to property in connection with the use, operation or condition of the Premises, in an amount not less the $1,000,000 combined single limit coverage. In no event shall the limits of said policies be considered as limiting the liability of Tenant under this Lease.
    (b) If Tenant fails to perform its obligations under this Section 8.01, Landlord may, at its option, obtain such insurance and the cost thereof shall become due and payable as additional rent by Tenant to Landlord upon demand.

SECTION 8.02  OTHER INSURANCE

    (a) Tenant shall pay as additional rent any and all insurance premiums on the Premises for insurance not hereinabove described including, but not limited to, insurance for fire and extended coverage, vandalism, malicious mischief, sprinkler leakage and such other perils or risks, including earthquake and flood, as Landlord may choose to insure, together with insurance for loss of rental resulting from damage to the Premises by an insured peril and rent guaranty insurance. Tenant shall, within 10 days after presentation of the bill to Tenant by Landlord, reimburse Landlord for such insurance premiums, and in the instance of a claim made by Landlord under any such insurance policy, Tenant shall pay any deductible required thereunder. If insurance premiums paid by Landlord policy, Tenant shall cover more than the Premises, Tenant shall reimburse Landlord for Tenant's pro rata share of such premiums computed in the same manner as is provided in Section 5.02(b) of this Lease relating to computing Tenant's share of real estate taxes, together with an amount equal to 15% of Tenant's share of such premiums to cover Landlord's administrative and overhead expenses. Landlord may, at its option, give Tenant a written estimate of such insurance premiums and Tenant shall pay such estimated premiums as provided in Section XV hereinafter stated. Not withstanding anything to the contrary hereinabove set forth, if Tenant's specific use of the Premises increases the premiums for the insurance hereinabove referred to over that charged for normal retail uses, for example, if Tenant shall also be responsible for additional rent in the full amount of such increase in premiums as such amount shall be determined by Landlord's insurance broker. Tenant shall make, at its sole cost and expense, any improvements or modifications to the Premises, or any part thereof, required by Landlord's insurance carrier within 30 days of notice of such improvements or modifications.

    (b) Tenant shall at all times during the term hereof, and at its cost and expense, maintain in effect policies of insurance covering (i) its stock in trade, furniture, fixtures and equipment located on the Premises, in an amount not less than 80% of their actual cash value, providing protection against any peril included within the classification "Fire and Extended Coverage"' together with insurance against sprinkler damage, vandalism and malicious mischief and
(ii) all plate glass on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the stock in trade, furniture, fixtures, equipment and plate glass so insured.

SECTION 8.03  INSURANCE POLICIES

    All insurance required to be carried by Tenant here under shall be with companies, on forms and with loss payable clauses satisfactory to Landlord, and copies of policies of such insurance or certificates evidencing such insurance shall be delivered to Landlord by Tenant. Each policy of public liability insurance required pursuant to this Article VII shall be primary and noncontributing with the insurance carried by Landlord. No such policy shall be subject to cancellation, termination or change except after 10 days written notice to Landlord.

SECTION 8.04  WAIVER

    Except for any cause proved by Tenant to be the proximate result of Landlord's negligence, Tenant hereby waives any and all rights to recovery against Landlord or against any other tenant or occupant of the Shopping Center or against the officers, employees agents, representatives, customers and visitors of Landlord or of such other tenant, or occupant of the Shopping Center, for loss or damage to Tenant, or any person claiming through Tenant or to its property or the property of others under its control, arising from any cause required to be insured against by Tenant under this Lease. Tenant shall obtain and furnish evidence to Landlord of waiver by Tenant's insurance carrier of any such right of subrogation. Tenant hereby waives any right to set-off damages against Landlord pursuant to California Code of Civil Procedure, Section
431.70 or any successor Statute.

SECTION 8.05  INDEMNITY

    Except for claims proved by Tenant to have been proximately caused by Landlord's negligence, Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of an obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by councel reasonably satisfactory to Landlord.

SECTION 8.06  EXEMPTION OF LANDLORD

    Unless proximately caused by Landlord's negligence, as proved by Tenant, Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers or any other person in or about the Premises caused by or resulting from any accident or occurrence in, on or about the Shopping Center including, but not limited to, injury or damage caused by or resulting from Landlord's failure to make repairs, or injury or damage from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damage arising from any act or neglect of any other tenant in the Shopping Center.

ARTICLE IX - REPAIRS AND RESTORATION

SECTION 9.01  MINOR INSURED DAMAGE

    Subject to the provisions of Section 9.03, if at any time during the term hereof the Premises are damaged and such damage is not "substantial", as that term is defined in Section 9.05(a), and such damage was caused by an insured casualty, then Landlord shall promptly repair such damage, and this Lease shall continue in full force and effect, unless such damage was caused by Tenant's negligent or willful act or omission, in which event Tenant shall promptly repair such damage.

SECTION 9.02  UNINSURED DAMAGE OR INSURED SUBSTANTIAL DAMAGE

    Subject to the provisions of Section 9.03, if at any time during the term hereof the Premises are damaged and (i) such damage is "substantial", as that term is defined in Section 9.05(a), and such damage was caused by an insured casualty, or (ii) regardless whether such damage is substantial as so defined, such damage was caused by a casualty not insured against by Landlord, then Landlord may, at its option, either (a) repair such damage and restore the Premises at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) cancel and terminate this Lease as of the date that Tenant vacates the Premises, unless such damage was caused by Tenant's negligent or willful act or omission, in which event Tenant shall promptly repair such damage.

SECTION 9.03  DAMAGE NEAR END OF TERM

    Notwithstanding anything to the contrary contained in this Article IX, if the Premises are destroyed or damaged during the last two years of the term of this Lease, or any extenuation thereof, Landlord may, at its option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of its election to do so within 30 days after the date of occurrence of such damage.

SECTION 9.04  CONTINUED OPERATION BY TENANT

    If the Premises are destroyed or damaged and Landlord repairs or restores them pursuant to the provisions of this Article IX, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management. There shall be no abatement of any rent payable hereunder, and Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any damage, destruction, repair or restoration of the Premises. Landlord shall not be required to make repairs or replacements to Tenant's leasehold improvements, fixtures or personal property. Upon completion of such repair or restoration, Tenant shall promptly refixture and restock the Premises substantially to the condition prior to the casualty and shall reopen for business if closed by the casualty.

SECTION 9.05  DEFINITIONS

    (a) For the purpose of this Article IX, "substantial" damage to the Premises shall be deemed to be damage to the building of which the Premises are a part or damage to the Shopping Center, wherein the cost of repair as estimated by Landlord exceeds 10% of the estimated replacement cost of such building.

    (b) The determination in good faith by Landlord of the estimated cost of repair of any damage or of the estimated replacement cost of any building shall be conclusive for the purpose of this Article IX.

SECTION 9.06  WAIVER

    Tenant waives any provision of law allowing termination of a lease for damage or destruction of the leased premises.

ARTICLE X - ASSIGNMENT AND SUBLETTING

SECTION 10.01 LANDLORDS RIGHTS

    (a) Tenant shall not, either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance. Landlord's consent shall not be unreasonably withheld.

    (b) Each of the following conditions shall apply to any proposed assignment or sublease: (i) the occupancy resulting therefrom shall not violate any rights theretofore given to any other tenant of the Shopping Center;
(ii) substantially the same or higher type, class nature, quality and volume of merchandise sold or offered for sale, financial soundness and business experience or ownership and management shall be maintained and furnished in a manner compatible with the high standards comtemplated by this Lease; (iii) each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease, shall not be impaired or diminished; (iv) Tenant shall assign and pay to Landlord one-half of all subrent paid by the sublessees which are in excess of the monthly minimum rent (measured on a per square foot basis) provided to be paid by Tenant hereunder; (v) the monthly minimum rent then payable under this Lease shall be automatically increased by 15% effective on the date of Landlord's consent; and (vi) the form and content of the documentation evidencing such assignment or sublease is subject to Landlord's approval.

    (c) Landlord may collect rent from the assignee, subtenant, occupant or other transferee, and apply the amount so collected, first to the monthly minimum rent due, then to any additional rent due and refund the balance (if any) to Tenant, but no such assignment, subletting, occupancy, transfer or collection shall be deemed a waiver of Landlord's rights under this Section
10.01 or the acceptance of the proposed assignee, subtenant, occupant or transferee, or a release of Tenant from the further performance of the covenants obligating Tenant under this Lease.

    (d) Tenant shall not be in default under this Lease as of the effective date of the assignment or sublease.

    (e) Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not be deemed to be a consent to any subsequent assignment or subletting.

    (f) Any assignment or subletting without Landlord's consent shall be void and shall, at the option of Landlord, constitute a default under the terms of this Lease.

    (g) The voluntary or other surrender of this Lease by Tenant or mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenacies or shall operate as an assignment to Landlord of such subleases or subtenancies.

    (h) If Tenant is a corporation which, under the then-current guidelines, is not deemed a public corporation, or is an unincorporated association or partnership in the aggregate in excess of 25% shall be deemed an assignment within the meaning and provisions of this Article.

    (i) Tenant shall pay to Landlord as additional rent a transfer fee of $200 for Landlord's administrative, accounting and other costs incurred in conjunction with the processing and documentation of any such requested assignments, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

    (j) Neither this Lease nor any interest in this Lease shall be assignable or transferable by operation of law, and if any proceeding under the Bankruptcy Act, or any amendment thereto or chapter thereunder, be commenced by or against Tenant (or should tenant be a partnership or consist of more than one person, then any partner or such person) or if Tenant be adjudged insolvent, or make an assignment for the benefit of creditors, or if a receiver is appointed in any proceeding or action to which Tenant in a party, with the authority to take possession or control of the Premises or the business conducted on the Premises by Tenant, this Lease, at the option of Landlord, shall immediately terminate and shall not be treated as an asset of Tenant after the exercise of Landlord's option, and Tenant shall have no further rights under this Lease, and Landlord shall have the right, after the exercise of its option, to terminate as provided this subparagraph 10.01, and to forthwith re-enter and repossess itself of the Premises.

    (k) Tenant agrees to fully defend and indemnify Landlord with respect to all costs, claims (including attorney's fees expended by Landlord in connection with any such claim), and liability for compensation claimed by any broker or agent employed by Tenant in connection with any assignment, subletting or other transfer of Tenant's interest under the Lease.

SECTION 10.02 NO RELEASE OF TENANT

    No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

ARTICLE XI - EMINENT DOMAIN

SECTION 11.01 ENTIRE OR SUBSTANTIAL TAKING

    If more than 40% of the Premises or more than 40% of the balance of the Shopping Center shall be taken under the power of eminent domain, this Lease shall terminate as of the date on which the condemning authority takes possession.

SECTION 11.02 PARTIAL TAKING

    If any taking under the power of eminent domain does not result in a termination of this Lease pursuant to Section 11.01, Landlord, at its option, may terminate this Lease as of the date on which the condemning authority take possession. If Landlord shall not so terminate this Lease, then the monthly minimum rent payable hereunder shall be reduced, effective as of the date on which the condemning authority takes possession, in the same proportion which the gross ground floor area of the portion of the Premises taken bears to the gross ground floor area of the entire Premises prior to the taking. Landlord shall promptly restore the portion of the Premises not so taken to as near its former condition as is reasonably possible, and this Lease shall continue in full force and effect.

SECTION 11.03 AWARDS

    Any award for taking of all or any part of the Premises under the power of eminent domain shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property.

SECTION 11.04 SALE UNDER THREAT OF CONDEMNATION

    A sale by Landlord to an authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article XI.

ARTICLE XII - UTILITY SERVICE

SECTION 12.01 UTILITY CHARGES

    Tenant shall pay all charges for gas, water, sewer, electricity, telephone and other utility services used in or about the Premises during the term of this Lease. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. Any or all utility connection fees and permits or assessments required by Tenant's use of occupancy in, on or from the Premises shall be paid by Tenant at its sole cost and expense.

SECTION 12.02 FURNISHING OF SERVICES

    If Landlord shall elect to furnish any utility services to the Premises, Tenant shall purchase its requirements thereof from Landlord so long as the rates charged therefore by Landlord do not exceed those which Tenant would be required to pay if such services were furnished it directly by a public utility.

SECTION 12.03 INTERRUPTION OF SERVICE

    Landlord shall no be liable in damages or otherwise for any failure, interruption or inadequacy of any utility service being furnished on the Premises and no such failure, interruption or inadequacy shall entitle Tenant to terminate this Lease.

SECTION 12.04 HEATING, VENTILATION AND AIR CONDITIONING

    If the Premises has a separate heating, ventilating and air conditioning unit ("HVAC"), Tenant shall be responsible for the maintenance and service of same. Landlord may, at its sole option, contract for such maintenance and service and Tenant shall reimburse Landlord for the cost of such maintenance and service, together with an amount equal to 15% of such costs to cover Landlord's administrative and overhead expenses. If the Premises has an HVAC which is not separately metered, Tenant shall reimburse Landlord on demand as additional rent or Tenant's proportionate share of Landlord's costs of operation and maintenance of said HVAC, determined in the same manner as is provided by Section 5.02(b) of this Lease relating to computing Tenant's share of real estate taxes, together with an amount equal to 15% of such cost to cover Landlord's administrative and overhead expenses. Landlord may, at its option, give Tenant a written estimate of Tenant's share of the costs set forth above and Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance, as part of the same check with which Tenant pays the monthly minimum rent. Year end adjustments shall be made in the same manner as set forth in Section 15.02 of this Lease.

ARTICLE XIII - DEFAULTS; REMEDIES

SECTION 13.01 DEFAULTS

    The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

    (a)  The vacation or abandonment of the Premises by Tenant.

    (b) Without the giving of any notice by Landlord, the failure by Tenant to make any payment of rent, additional rent or other payment required to be made by Tenant hereunder, as and when due, or the failure by Tenant to be observed or performed by Tenant.

    (c) (i) The making by Tenant of any assignment or arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease.

    (d) Any attempted or involuntary transfer of Tenant's interest in this lease without Landlord's prior written consent, as set forth more specifically in Section 10.01 of this Lease.

    (e) If any lease (other than this Lease) made by Tenant for other space in the Shopping Center is terminated or terminable after the commencement of the term of this lease due to any default by Tenant under such other lease.

    (f) The discovery by Landlord that any warranty, representation or financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant, or any guarantor of Tenant's obligations hereunder, or any of them, was materially false.

    (g) The violation by Tenant of its restrictions as to use of the Premises, asset forth in Article VI of this Lease.

SECTION 13.02 REMEDIES

    (a) In the event of any default by Tenant as defined herein, Landlord may exercise the following remedies:

         (i) Landlord shall have the option to continue this Lease in full force and not terminate the Tenant's right to possession or such other rights as are provided for in this Lease and such rights as are permitted by law.

         (ii) Landlord may terminate this Lease by express written notice to Tenant of its election to do so. In the event of such termination, Landlord shall be entitled to recover from Tenant:

              (1) the worth at the time of the award of any obligation which has accrued prior to the date of termination; and

              (2) the worth at the time of the award of the amount by which the unpaid rent and additional charges which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and

              (3) the worth at the time of award of the amount by which the unpaid rent and additional charges for the balance of the term after the time of award exceeds the amount of such loss of rent that Tenant proves could be reasonably avoided.

         (iii) As used in (ii)(1) and (ii)(2) above, the "worth at the time of award" is computed by allowing interest at the lower of 12% per annum or the highest rate permitted by law. As used in (ii)(3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

         (iv) Landlord may recover from Tenant, and Tenant shall pay to Landlord upon demand, such expenses as Landlord may incur in recovering possession of the Premises, placing the same in good order and condition and altering or repairing the same for reletting, all other expenses, commissions and charges incurred by Landlord in exercising any remedy provided herein or as a result the detriment caused by the Tenant's failure to perform Tenant's obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

         (v) Landlord may exercise any other remedy or right now or hereafter available to a landlord against a defaulting tenant under the laws of the governing jurisdiction and not otherwise specifically reserved herein, including self-help, if and as permitted under State law.

    (b) Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant hereunder.

    (c) In any action of unlawful detainer commenced by Landlord against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be deemed to be the greater of (i) the amount of monthly minimum rent and percentage rent, or (ii) the fair marker rent, plus (iii) additional rent and other charges reserved in this Lease for such period or the comparable period of the preceding year.

    (d) Tenant hereby waives any right of redemption of relief from forfeiture under the law of the governing jurisdiction, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder.

    (e) The various rights and remedies reserved to Landlord herein, including those not specifically described herein, shall be cumulative, and except as otherwise provided by statutory law in force and effect at the time of the execution hereof, Landlord may pursue any or all of such rights and remedies, whether at the same time or otherwise.

    (f) One or more waivers by Landlord's breach or default shall not be a waiver of any other breach or default of the same or any other provision. Landlord's consent or approval of any act by Tenant requiring Landlord's consent to or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.

    (g) The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach; provided, however, the receipt and acceptance by Landlord of any delinquent rent and/or other sum which may be due hereunder shall constitute a waiver of said breach of timely payment for the particular payment include (but not as to any other breach), and no waiver by Landlord of any sum due hereunder or any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

    (h) No delay or omission in the exercise of any right or remedy accruing to Landlord upon any breach by Tenant under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

    (i) In any action commenced by Landlord against Tenant by reason of any default hereunder, each and every person and/or entity executing this Lease as Tenant, appoints as their agent each and any other person and/or entity executing this Lease, for purposes of service of process of any complaint or other moving or responding paper.

SECTION 13.03 DETERMINATION OF RENT

    For the purposes of this Article XIII, the rent due for any calendar month after re-entry by Landlord shall be deemed to be the greater of (i) the contract rent, or (ii) the average monthly rent, including any percentage rent, additional rent and other charges, which shall have been payable pursuant to this Lease for the 12-month period immediately prior to such re-entry or for such shorter period of time as this Lease shall have been in effect.

SECTION 13.04 DEFAULT BY LANDLORD

    Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within 30 days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however that if the nature of Landlord's obligation is such that more than 30 days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such 30-day period and thereafter diligently prosecute the same to completion. This Lease may not be canceled for any default by Landlord. Tenant's sole remedy for any default by Landlord shall be such damages as may be afforded by law. Copies of such notices shall be concurrently sent to any lender who directly or through Landlord so requests in writing.

SECTION 13.05 EXPENSE OF LITIGATION

    If either party incurs any expense, including reasonable attorney's fees, in connection with any action or proceeding, including declaratory relief, instituted by either party by reason of any default or alleged default of the other party hereunder, the party prevailing in such action or proceeding shall be entitled to recover its reasonable expenses from the other party. In addition, should it become necessary for Landlord to utilize legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all legal fees and other costs incurred, whether or not a suit is instituted or prosecuted to final judgement.

ARTICLE XIV - COMMON AREAS

SECTION 14.01 DEFINITION

    All areas within the exterior boundaries of the Shopping Center which are neither (i) areas occupied by buildings (roof overhangs and canopies and any columns supporting them, swinging doors and subsurface foundations shall not be deemed encroachments on common areas) not (ii) areas designated by Landlord for the exclusive use of a particular tenant or tenants, shall be deemed "common areas." Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the common areas or any of them.

SECTION 14.02 USE OF COMMON AREAS

    Tenant and its employees and invitees shall be entitled to the non-exclusive use of the common areas during the Lease term, in common with Landlord and with other persons authorized by Landlord from time to time to use such areas, subject to such reasonable rules and regulations relating to such use as Landlord may from time to time establish.

SECTION 14.03 CONTROL BY LANDLORD

    (a) Landlord directly or by contract shall operate, manage, equip, light, repair, replace, clean and maintain the common areas in such manner as Landlord may in its sole discretion determine to be appropriate. Landlord may temporarily close any common area for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

    (b) Landlord shall at all times during the term of this Lease have the sole and exclusive control of the automobile parking areas, driveways, entrances and exits, and the sidewalks and pedestrian passageways and other common areas, and may at any time and from time to time during the term hereof restrain any use or occupancy thereof except as authorized by the rules and regulations for the use of such areas established by Landlord from time to time. The rights of Tenant in and to the common areas shall at all times be subject to the rights of Landlord, the other tenants of Landlord and other owners of stores in the Shopping Center to use the same in common with Tenant, and Tenant shall keep said areas free and clear of obstructions created or permitted by Tenant or resulting from Tenant's operation. If in the opinion of Landlord, unauthorized persons are using any of the said areas by reason of the presence of Tenant in the Shopping Center, Tenant, upon demand of Landlord, shall restrain such unauthorized person from the common areas or to prohibit the use of any said areas by unauthorized persons.

    c) Tenant and its employees shall park their vehicles only in those portions of the parking areas from time to time designated for that purpose by Landlord. Tenant shall furnish Landlord with a list of its employees' vehicle license numbers within 15 days after taking possession of the Premises and Tenant shall thereafter notify Landlord of any change in such list within five days after each such change occurs. Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as additional rent, $10.00 per day for each day or partial day each such vehicle is parked in any part of the common areas other than that designated. Tenant hereby authorizes Landlord to tow away from the Shopping Center any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, and/or to attach violation stickers or notices to such vehicle.

    (d) If Landlord elects to limit or control parking by customers or invitees of the Shopping Center, whether by validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord with respect thereto.

    (e) Tenant shall have no right to approve the development or redevelopment of the Shopping Center nor the location of other tenants in the Shopping Center. Tenant acknowledges that Landlord may not now or in the future own the entire property consisting of the Shopping Center and Tenant agrees to waive any violation or breach of this Lease occurring by virtue of any act or omission to act with respect to property not owned by Landlord. In the event of any such violation or breach, Tenant agrees that it shall not attempt to cancel this Lease, reduce or abate its rent or pursue any other potential remedy against Landlord.
                                          6

SECTION 14.04 ENVIRONMENTAL PROTECTION EXPENSE

    If, prior to or at any time during the term of this Lease, a law, regulation, or rule is adopted by any governmental authority requiring that monitoring equipment measuring air quality be installed in the Shopping Center, Tenant shall pay to Landlord as additional rent upon demand, its pro rata share of the cost, maintenance and operating expense of such equipment, determined in the same manner as is provided in Section 5.02 of this Lease relating to computing Tenant's share of real state taxes. Additionally, if in the same manner there is similarly required extraordinary waste disposal facilities or equipment or modifying existing waste treatment facilities and equipment of the Shopping Center, Tenant shall pay to Landlord as additional rent upon demand its pro rata share of the cost, maintenance, and operating expense thereof calculated in accordance with Section 5.02 of this Lease as hereinabove set forth. Tenant shall extend to Landlord reasonable rights of entry to the Premises for purposes of testing air quality as may be required. Tenant acknowledges that Landlord maybe required from time to time by governmental authority to reduce the energy consumption of the Shopping Center, to impose a parking or similar regulatory charge, to modify or restrict the hours of operation of Tenant's business, to limit access to the Shopping Center or to reduce the number of parking spaces available for Tenant's customers and other limiting actions, all of which shall be binding on Tenant if enacted or enforced by Landlord in accordance with the requirements of a governmental authority. No such action on the part of the Landlord shall be deemed to be a breach by Landlord of its obligations under this Lease. This section shall not in any way limit any right given Landlord under any other section of this Lease.

SECTION 14.05 COMMON AREA CHARGES

    Tenant shall pay to Landlord, as additional rent, in the manner and at the time provided below, Tenant's proportionate share, as defined below, of all costs and expenses incurred by Landlord in the operation, maintenance, replacement and repair of the common areas during the term of this Lease. Such costs and expenses shall include, without limiting the generality of the foregoing, gardening, landscaping, relandscaping, resurfacing, repaving, roofs, maintenance and repair of HVAC, bumpers, directional signs and other markers, cost of public liability, property damage, vandalism and malicious mischief, and other insurance, real estate taxes (as defined in Section 5.02 but applicable to the common areas), personal property taxes, replacements, repairs, painting lighting and other utilities, cleaning trash removal, depreciation of equipment, fire protection, governmentally-imposed parking charges or costs, security, the cost of personnel to implement such services, materials, supplies, utilities, fees to third parties in connection with same, and similar items and an amount equal to 15% of all such costs and expenses to cover Landlord's administrative and overhead expense. (All of such costs, expenses and Landlord's administrative and overhead expense are hereinafter called "common area charges.")

    Tenant further agrees that, in addition to the foregoing, if Tenant requests, and Landlord consents to and provides lighting of the common area or any portion thereof, or HVAC which is not separately metered, beyond the normal and customary business hours of the Shopping Center, Tenant shall pay to Landlord as further and additional rent, all costs incurred by Landlord with respect thereto.

SECTION 15.06 PROPORTIONATE PAYMENT

    (a) Tenant's proportionate share of such common area charges shall be determined in the same manner as is provided in Section 5.02 of this Lease relating to computing Tenant's share of real estate taxes.

    (b) Landlord may, at its option, give Tenant a written estimate of Tenant's share of such common area charges and Tenant shall pay such estimated common area charges as provided in Article XV. If Landlord elects not to estimate, Tenant shall pay its share of such common area charges at such intervals as Landlord may elect to bill Tenant.

ARTICLE XV - ESTIMATED CHARGES

SECTION 15.01 ELECTION TO ESTIMATE CHARGES

    Landlord may, at its option, elect to estimate Tenant's anticipated costs for real estate taxes applicable to the Premises, insurance premiums and common area charges pursuant to Articles V, VIII, XII, and XIV herein stated (hereinafter collectively referred to as "estimated charges").

    If Landlord so estimates, Landlord shall submit a written statement of estimated charges to Tenant for the ensuing year or portion thereof. Tenant shall pay as additional rent such estimated charges to Landlord in equal monthly installments, in advance, as part of the same check with which Tenant pays monthly minimum rent. Tenant shall continue to make such payments until notified by Landlord of a change thereof. Landlord may adjust the estimated charges at any time and from time to time to more accurately reflect the actual charges to be paid by Tenant. In any year in which resurfacing and restriping of any part of the common areas is contemplated, Landlord shall be permitted to include the anticipated cost of same as part of the estimated monthly charges.

SECTION 15.02 STATEMENT OF ACTUAL CHARGES

    Within 90 days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual real estate taxes, insurance premiums and common area charges and Tenant's proportionate share thereof (hereinafter referred to as "actual charges"). If the actual charges exceeds the actual charges, such excess shall be credited to Tenant's estimated charges for the ensuing year.

SECTION 15.03 ADJUSTMENT

    Upon expiration of the term hereof or any extension or earlier termination hereto, Tenant shall pay on demand any and all sums due for actual charges and any sums due Tenant shall be promptly paid by Landlord. This Section 15.03 shall survive the expiration or earlier termination of the term of this Lease until such time as Landlord has received from or paid to Tenant the difference between actual and estimated charges as provided in Section 15.02 of this Lease.

SECTION 15.04 NO WAIVER

    Failure by Landlord to strictly adhere to the provisions stated hereinabove shall not be deemed a waiver of Tenant's obligations to pay such estimated or actual charges.

ARTICLE XVI - SIGNS, LIGHTING, ADVERTISING

SECTION 16.01 SIGNAGE

    Tenant shall not, without Landlord's prior written consent, (a) install or affix any signs, exterior lighting or plumbing fixtures, shades, awnings or exterior decorations (including exterior painting); (b) display or sell merchandise on, or otherwise obstruct, any area outside of the Premises; (c) cause or permit to be used any advertising materials or methods which are objectionable to Landlord or to other tenants of the Shopping Center, including, without limiting the generality of the foregoing, loudspeakers, mechanical or moving display devices, unusually bright, neon or flashing lights and similar devices, the effect of which may be seen or heard outside the Premises; (d) solicit business in the parking or other common areas; or (e) distribute any handbills or other advertising matter in the parking or other common areas. Tenant shall, however, erect one sign in a location designated by Landlord, no later than the date Tenant opens for business in the Premises. If Landlord institutes a program for the installation of under-canopy signs, Tenant shall promptly install one such sign. Said sign(s) shall be in accordance with Landlord sign criteria and approved by Landlord in writing. upon termination of the term hereof, Tenant shall, at its sole cost and expense, remove all signs, installation and devices, and repair all damage caused by the installation, maintenance and removal thereof, except that Tenant's internally illuminated sign enclosure shall remain in place and become the property of Landlord.

SECTION 16.02 ADVERTISING

Paragraph was crossed out and initials were placed

ARTICLE XVII - MISCELLANEOUS

SECTION 17.01 OFFSET STATEMENT

    (a) Tenant shall, at any time, from time to time and within 10 days after receipt of written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in a form provided by Landlord (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the monthly minimum rent, percentage rent and additional rent charges are paid in advance, if any, (ii) verifying the commencement and termination dates of this Lease,
(iii) acknowledging that there are not, to the best of Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, as are claimed, and (iv) that

Tenant has paid to Landlord the security deposit set forth in this Lease. Any statement stated maybe relied upon by any prospective purchaser or encumbrance of the Premises or of all or any portion of the Shopping Center in which the Premises are situated.


    (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that not more than one month's monthly minimum rent has been paid in advance, (ii) that the commencement and termination dates of this Lease are as represented by Landlord,
(iii) that there are no uncured defaults in Landlord's performance, and (iv) that Tenant has paid to Landlord the security deposit set forth in this Lease.

SECTION 17.02 FINANCIAL STATEMENTS

    Tenant has submitted its current financial statement and application, and Tenant certifies the same to be true and correct. Tenant shall, each year within 30 days after the anniversary of the Rent Commencement Date of this Lease, submit to Landlord a current financial statement.

SECTION 17.03 LANDLORD'S RIGHT OF ACCESS

    (a) Landlord and its agents shall have free access to the Premises for the purpose of examining the same to ascertain if they are in good repair, posting notices of non-responsibility, making repairs or installations which Landlord may be required or permitted to make hereunder, and exhibiting the Premises to prospective purchasers, lenders or tenants. Landlord shall have no liability to Tenant for any exercise of its right of entry hereunder or under any other provision of this Lease.

    (b)  This section has been crossed out and initialed.

SECTION 17.04 HOLDING OVER

    If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall not be deemed a renewal or extension of this Lease for any term whatsoever or for a month to month tenancy. To the extent Tenant occupies the Premises beyond the term of this Lease, Tenant agrees to pay Landlord as rent per day a sum equal to 150% of the monthly minimum rent per day applicable to the last month of the term hereof, adjusted as provided in Section
3.02 above, together with all other charges payable hereunder, and to otherwise abide by all the terms, convenants and conditions of this Lease applicable to such occupancy. If Tenant fails to surrender the Premises upon the termination of this Lease, Tenant shall indemnify and hold harmless Landlord from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by the succeeding tenant arising out of such failure to surrender the Premises.

SECTION 17.05 RELOCATION OF PREMISES

    This paragraph has been cross out and initialed.

SECTION 17.06 TRANSFER OF LANDLORD'S INTEREST

    In the event of any transfer of Landlord's interest in the Premises, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer. At such time Landlord shall transfer the portion of the security deposit remaining (after any deductions made pursuant to Section 17.09) to Landlord's successor in interest, and thereafter notify Tenant of such transfer, of any claims made against the security deposit, and of the transferee's name and address, after which Landlord shall be relieved of any further liability with respect to the security deposit.

SECTION 17.07 FLOOR AREA

    As used in this Lease, "gross ground floor area" means, with respect to the Premises and with respect to each store area separately leased, the aggregate of
(a) the number of square feet of floor space on the ground floor level, measured from the exterior faces of exterior walls and the center line of party walls, and (b) all outside selling areas used for the sale of merchandise by tenants. No deduction or exclusion from floor area shall be made by reason of columns, stairs, elevators, escalators or other interior construction or equipment.

SECTION 17.08 SEPARABILITY

    Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect.

SECTION 17.09 SECURITY DEPOSIT

    Tenant has deposited with Landlord the amount specified in the applicable Lease Summary Provision, as security for the full and faithful performance of every provision of this Lease to be performed by Tenant, and Tenant shall, from time to time upon Landlord's request, augment the security deposit by the amount of any percentage increase in the CPI as computed in accordance with Section
3.02. If Tenant defaults with respect to any provisions of this Lease, Landlord may use, apply or retain all or any part of the security deposit for the payment of any rent or other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default including, without limitation, Tenant's failure to comply with its obligation pursuant to Section 17.30 herein. If any portion of said security deposit is so use or applied, Tenant shall, within five days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount plus any CPI increase adjustment, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the security deposit separate from its general funds, and Tenant shall not be entitled to interest on such security deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlords' option, to the last assignee of Tenant's interest hereunder) within 10 days after the expiration of the Lease term. Nothing contained in this section 17.09 shall in any way diminish or be construed as waiving any of Landlord's other remedies otherwise set forth in this Lease, or by law or equity.

SECTION 17.10 LATE CHARGES

    Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord's designee within five days after said amount is due, then Tenant shall pay to Landlord a late charge equal to 10% of such overdue amount, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, not prevent Landlord from exercising any of the other rights and remedies granted hereunder. Landlord may, at its option, include all late charges accrued during any calendar year in Tenant's estimated charges for the ensuing year.

SECTION 17.11 INTEREST

    Unless otherwise specifically provided in this Lease, any sum accruing to Landlord under the terms and provisions of this Lease which shall not be paid when due shall bear interest at the lower of 12% per annum or the highest lawful rate from the date the same becomes due and payable by the terms and provisions of this Lease until paid by Tenant. The highest lawful rate shall be determined as of the 25th day of the month preceding the date when such sum becomes payable.

SECTION 17.12 TIME OF ESSENCE

    Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

SECTION 17.13 HEADINGS

    The article and section captions and the placement of particular provisions under certain Articles or Sections contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

SECTION 17.14 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

    This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest, and this Lease may not be modified by an oral agreement whether or not supported by new consideration. Tenant acknowledges that in executing this Lease, Tenant is not relying on any representations, oral or written unless such representations are specifically stated in this Lease.

SECTION 17.15 NOTICES

    Any notice or demand required or permitted to be given hereunder, including but not limited to, any "Notice To Pay Rent or Quit," shall be in writing and may be served in any manner consistent in the applicable Lease Summary Provision or mailed to the Premises address. Any notice so given by mail shall be deemed effectively given when deposited in the United States mail, registered or certified, postage prepaid, and addressed as specified above. Either party may, by written notice to the other, specify a different address, but not the address of the Premises, for notice purposes.

SECTION 17.16 BROKERS

    Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiations of this Lease unless specifically stated to the contrary in the applicable Lease Summary Provision.

SECTION 17.17 WAIVERS

    No waiver by Landlord of any provision of this Lease shall be effective unless in writing or shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant, whether or not similar to the act so consented to or approved.

SECTION 17.18 OTHER LOCATIONS

    Neither Tenant, nor any affiliate or subsidiary of Tenant, directly or indirectly, shall operate, manage or have any interest in any other competing or similar store or business, including a department or concession in another store, within a five-mile radius outward from the Shopping Center, measured from the nearest outside boundary of the Shopping Center. Without limiting Landlord's remedies, if Tenant should violate this covenant, Landlord may, at its option, include the gross sales of such other store in the gross sales transacted in the Premises for the purpose of computing the percentage rent due hereunder, as though such sales had actually been made from the Premises. If Landlord so elects, all the provisions of Articles III and IV relating to the payment of rent and to accounting shall be applicable to such other store. However, any such store existing as of the date of this Lease may continue to be operated, managed, conducted and owned in the same manner as on the date of this Lease.

SECTION 17.19 MERCHANTS' ASSOCIATION

    Paragraph has been crossed out and initials are present on the right hand side of the page.

SECTION 17.20 LIENS

    Tenant shall keep the Premises, and the Shopping Center in which the Premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord requires that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one half time the estimated cost of any improvements, additions, or alterations in the Premises which the Tenant desires to make or has made, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

SECTION 17.21 SUBORDINATION

    This Lease shall be and remain subordinate to any mortgage, ground lease, or deed or trust that may exist or hereafter be placed upon the Shopping Center or any part thereof and to any and all advances to be made thereunder and to the interest thereon and to all renewals, replacements and extensions thereof. Tenant shall, upon written demand by Landlord, execute such instruments as may be required at any time and from time to time to evidence the subordination of the rights and interest of Tenant under this Lease to the lien of any such ground lease, mortgage or deed of trust; provided, however, that Tenant shall, if any proceedings are brought for default under such ground lease or for the foreclosure of any such mortgage ordered of trust, attorn to the purchaser upon foreclosure sale or sale under power of sale, or to the ground lessor terminating Landlord's rights as ground lessee, and shall recognize such purchaser or ground lessor as Landlord under this Lease, and, so long as Tenant is not in default hereunder, any such event shall not terminate this Lease.

SECTION 17.22 SUCCESSORS IN INTEREST

    The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto, and all the parties hereto shall be jointly and severally liable hereunder.

SECTION 17.23 CALIFORNIA LAW

    This Lease shall be construed and enforced in accordance with the laws of the State of California.

SECTION 17.24 ZONING

    Tenant hereby accepts the Premises subject to all applicable zoning, municipal, county and state laws, ordinances, regulations and any changes thereto, governing and regulating the use and occupancy of the Premises.

SECTION 17.25 DELAYS

    Whenever a period of time is provided in this Lease or in any exhibit or rider hereto for Landlord to do or perform any act or thing, Landlord shall not be liable or responsible for nor shall Tenant be excused from performing any obligation hereunder as result of any delay due to strikes, lockouts, casualties, acts of God, or governmental regulations or control, or other causes beyond the reasonable control of Landlord, and the time for performance specified herein shall be extended for the amount of time Landlord is so delayed. The provisions of this Section 17.25 shall not operate to excuse Tenant from the prompt payment of monthly minimum rent, additional rent or other payments required by the terms of this Lease.

SECTION 17.26 FINANCING

    Tenant understands and acknowledges that Landlord may, from time to time, finance the construction of and improvements within the Shopping Center, and that a lender or lenders may have to approve this Lease. In order to receive such approval, this Lease may have to be amended or modified. Provided that neither the term hereof, nor the size and location of the Premises is altered, nor the amount or share of rent, taxes, insurance or other charges be increased thereby, Tenant agrees to immediately execute any such amendment or modification of this Lease as maybe requested by said lender or lenders. It is agreed, however, that no such amendment or modification shall be required of Tenant after the Rent Commencement Date. If Tenant fails to consent to any such amendment or modification, Landlord, at its option, may cancel and terminate this Lease on 30 days' written notice to Tenant, without liability to Landlord or Tenant.
    For purposes of this Section 17.26, lender or lenders shall include any financial institution holding a mortgage, deed of trust or ground lease, insurance company, pension fund or other lending institution.

SECTION 17.27 LIMITATION OF LANDLORD'S LIABILITY

    Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the Shopping Center and/or building within which the Premises are located, and subject to prior rights of the holder of any mortgage or deed of trust of the Premises, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution or any procedures for the satisfaction of Tenant's remedies.

SECTION 17.28 TENANT'S PERFORMANCE

    If Tenant shall fail within anytime limits which maybe provided herein, or in any exhibit hereto, to complete any work or perform any of the requirements provided to be performed by Tenant prior to the Rent Commencement Date, or if Tenant shall cause a delay in the completion of any work, then Landlord shall have the option of terminating this Lease by a written notice of termination and upon forwarding of said notice to Tenant, this Lease shall cease and terminate and all improvements which Tenant may have annexed to the realty to the date of such termination shall become the property of Landlord.

SECTION 17.29 WAIVER OF TRIAL BY JURY

    To the extent legally possible, the parties hereto waive their right to trial by jury in any action arising out of this Lease.

SECTION 17.30 TENANT'S PROPERTY AND REPAIR OF PREMISES AT TERMINATION

    (a) Upon the expiration of the term of this Lease, or upon any earlier termination thereof, Tenant shall deliver to Landlord all keys for the Premises, the combination of all locks and safes, if any, on the Premises, and surrender the Premises in the same condition as when received, broom clean, and provided that Tenant is not in default, Tenant shall remove, at its own expense, all trade fixtures, equipment, merchandise and other personal property ("Tenant's property") which were installed by Tenant or any subtenant, concessionaire or licensee, in or on the Premises. Additionally, Tenant shall remove any of Landlord's property that Landlord so designates in writing. Lighting fixtures, electrical panels, heat and air conditioning units, wiring and duct work shall be considered property of Landlord, and not Tenant's, unless specifically stated otherwise by Landlord in a written document.

    (b) All alterations, improvements, remodeling, additions, or fixtures, other than trade fixtures not permanently affixed to the Premises, which may be made or installed in the Premises and which are attached to the floor, wall or ceiling to the Premises, which may be made or installed in the Premises and which are attached to the floor, wall or ceiling of the Premises and any floor covering which is cemented or otherwise affixed to the floor of the Premises, shall likewise be the property of Landlord.

    (c) If any injury or damage to the building in which the Premises are located (including any adjacent store(s) or building (s)) or any portion of the Premises results from the removal of Tenant's property or any designated Landlord's property, Tenant shall immediately repair and/or pay to Landlord the cost of repairing said injury or damage caused by the installation, maintenance and removal thereof, including the potential loss of revenue to Landlord due to the time needed to repair such injury or damage. Tenant shall complete such removal, repair and/or payment upon the expiration of the term of this Lease or upon any earlier termination thereof.

    (d) If Tenant fails to remove its property upon the expiration of the term of this Lease, or upon any earlier termination thereof, or if Tenant is in default, Tenant shall not remove its property unless notified by Landlord to do so, and title thereto shall immediately vest in Landlord without the execution of documents of sale or conveyance by Tenant. Landlord shall have the right, at its option, to take the exclusive possession of Tenant's property and to use it rent or charge free, or Landlord may remove any or all items of Tenant's property from the Premises and dispose of them in any manner Landlord sees fit. Tenant shall pay to Landlord, upon demand, the actual expense of such clean-up, removal, disposition and/or repair, together with interest thereon at the lesser of 12% per annum or the prevailing legal rate from the date of payment by Landlord for such expense until repayment by Tenant plus any consequential damages which may be suffered by Landlord (including, but not limited to, loss of revenue from the Premises) as the result of Tenant's failure to comply with its obligations under this Section 17.30.

    (e) In addition to the above-described rights of Landlord in Tenant's property upon default, expiration of Lease term, or termination of Lease, Tenant hereby grants Landlord a security interest in all of Tenant's personal property located on the Premises, to secure full performance by Tenant of all obligations under this Lease. However, while Tenant is not in default in the payment of rent or any of its obligations under this Lease, it may trade in or replace any of said items free of this security interest and the security shall them apply to the newly-acquired items. This security interest shall be deemed perfected, by possession, on the first date that Tenant's property is located on the Premises. Landlord shall, within 15 business days after written demand from Tenant, provided that Tenant is not in default of its obligations under this Lease, execute and deliver in a form and content satisfactory to Landlord, a document required by any supplier, lessor, or lender in connection with the installation in the Premises of Tenant's personal property or Tenant's trade fixture, in which Landlord waives any security interest it may have or acquire with respect to that property, if the supplier, lessor, or lender agrees in writing that: (i) it will remove such property from the Premises before expiration of the term or within five days after termination of the term, and if it does not remove such property within said five days after termination of the term, and if it does not remove such property within said five days, it shall have waived any rights it may have had to such property, and (ii) it shall make whatever restorations to the Premises are necessitated by the installation, maintenance, or removal of Tenant's property, or pay to Landlord the cost for such restoration. If Landlord executes such waiver documentation, Tenant shall pay to Landlord a fee of $200.00 for Landlord's administrative and other costs incurred in conjunction with the processing, documentation and administration of such waiver documentation.

SECTION 17.31 NO WARRANTIES

    Tenant acknowledges that neither Landlord nor Landlord's agents or employees have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

SECTION 17.32 RECORDING

    Tenant shall not record this Lease or any memorandum or short form thereof without the prior written consent of the other party. Promptly following the expiration or earlier termination of the term of this Lease, if requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a recordable written instrument releasing and quitclaiming to Landlord all right, title and interest in the Premises by reason of this Lease or otherwise.

SECTION 17.33 AUTHORITY OF TENANT

    If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with its terms. If a corporation executes this Lease as Tenant, Tenant shall promptly furnish to Landlord certified corporate resolutions attesting to the authority of the officers to execute the Lease of such corporation.

SECTION 17.34 NO OPTION TO LEASE

    The submission by Tenant of this Lease to Landlord does not constitute a reservation of or option to lease the Premises, and this Lease becomes effective only upon execution by Tenant and Landlord.

See Addendum

ARTICLE XVIII - CONDITION OF PREMISES

    Tenant takes and accepts the Premises in its present "AS IS" condition.
All tenant improvements, additions and alterations shall be at Tenant's sole cost and expense and Landlord shall have no responsibilities therefore. Landlord shall arrange to have existing kitchen equipment removed prior to commencement of Lease. Landlord approves installation of window. Landlord has made no representations or warranties as to the physical condition of the Premises or any other matter concerning the Premises. Tenant has inspected the Premises, is familiar with the condition of the Premises, and is not relying upon any representations or warranties of Landlord.

    IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the dates indicated below.

Landlord:                              Tenant:   EL CAMINO NATIONAL BANK

Signature present,                               By- Signature present
---------------------------                      ------------------------------
Thomas G. Eastman,                               its Chairman
H. Peter Norstrand and John L. Patillo as
    Trustees of AEW #33 Trust,                   By- Signature present
    under Declaration                            ------------------------------
of Trust dated October 3, 1985,                  its President
but not individually


Dated:   10-20-89                                Dated: Sept. 26, 1989
     ----------------------                             -----------------------


Note: Right hand side of paper indicates the following:
to receipt of drawings for approval of tenant work and approval of same.

                                                                       JUNE 1987

                                                         El Camino National Bank
                                                                      Lompoc, CA


                              AMENDMENT NO. 1 TO LEASE

THIS AMENDMENT NO. 1 TO LEASE is dated for identification purposes June 10, 1994, and is made by and between GRANT MONAHAN, REID SAMUELSON & JAMES S. KEAGY, as Trustees of AEW #33, TRUST, established under Declaration of Trust dated October 3, 1985, but not individually ("Landlord"), whose address is c/o D.W.A. Smith & Company, Inc., 1300 Quail Street, Suite 106, Newport Beach, California 92660-2711, and El Camino National Bank ("Tenant") whose address is P. O. Box 1149, Lompoc, CA 93438.

                                       RECITALS

A. Tenant entered into that certain Shopping Center Lease dated September 12, 1989 ("Lease") whereby that portion of the shopping center located at 1325 North "H" Street, Lompoc, California, as more particularly described in the Lease ("Premises") was leased from Landlord.

B.  Landlord and Tenant desire to further amend said Lease.

NOW THEREFORE, in consideration of the Premises, the covenants and agreements herein contained and other good and valuable consideration, Landlord, Tenant and Assignee agree as follows:

                                      AGREEMENT

1.  TERM:   Section 2.01 of said Lease is hereby amended to extend the Term of said Lease to October 31, 1999, plus the Option to Renew shown on Rider No. 1 attached hereto and made a part hereof.

2. MONTHLY MINIMUM RENT: Section 3.01 of said Lease is hereby amended to reflect a Monthly Minimum Rent from November 1, 1994 through October 31, 1999 of Four Thousand Eight Hundred Fifteen and no/100 Dollar ($4,815.00).

3. FIRST RIGHT OF REFUSAL: Provided Tenant is not in default under the Lease, Tenant shall have a First Right of Refusal to lease the approximately 2, 150 square foot space adjacent to the leasehold premises (the "Expansion Space"). During such period each time the Expansion Space becomes available and Landlord has finalized terms and conditions by which Landlord and a third party tenant are prepared to enter into a lease of the expansion space, Tenant shall have a first and prior right to enter into a lease for such space on the terms and conditions accepted by Landlord. Tenant shall have 48 hours in which to respond with a written offer to enter into a lease for said space. Should Tenant decline to enter into this lease, Landlord's obligation to give a First Right of Refusal has been fulfilled. This First Right of Refusal is granted only to Tenant and may not be assigned to any subsequent tenant, whether by assignment or sublease.

4. TENANT IMPROVEMENT ALLOWANCE: Landlord grants to Tenant a Tenant Improvement Allowance of Seven Thousand Seven Hundred and no/100 Dollars ($7,700.00) which shall be paid to Tenant's contractor upon the receipt of invoices and mechanic and/or materialmen's Lien Releases.

5. TENANT REPRESENTATIONS AND WARRANTIES: Tenant hereby represents and warrants that, with respect to following corporations or entities, the Tenant or the officers or directors of Tenant;

    a. could not be included in a consolidated federal income tax return with any such corporation or entity;

    b. are not fiduciary or any qualified retirement plan established for the benefit of employees of any such corporation or entity or the employees of any corporation which files a consolidated federal income tax return with any of these corporations;

    c. are not an officer or director of any of the companies or any company that could be included in a consolidated federal income tax return with any such company; and

    d. neither own, directly nor indirectly, more than fifty percent (50%) of the value of the outstanding stock of any such corporation nor is the brother, sister, spouse, ancestor or lineal descendant of a person having such an ownership interest;

              HONEYWELL, INC.                    STATE OF MINNESOTA
              INTERNATIONAL PAPER COMPANY        TEKTRONIX, INC.
              MARS, INC.                         WEST PUBLISHING CO.
                             STATE OF CONNECTICUT
                             WISCONSIN ELECTRIC CO.
                          STATE STREET BANK RETIREMENT PLAN

6. TERMS AND CONDITIONS: Except as specifically amended herein, all terms and conditions of said Lease shall remain in full force and effect.

7. ATTORNEYS' FEES: If any party commences an action against any of the parties arising out of or in connection with this Amendment of Lease, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonably attorneys' fees and costs of the suit.

THIS AMENDMENT NO. 1 TO LEASE is hereby reviewed, approved and accepted by the parties hereto and shall become a part of the Lease.

"LANDLORD"

GRANT MONAHAN, REID SAMUELSON & JAMES S. KEAGY, as Trustees of AEW #33 TRUST, established under Declaration of Trust dated October 3, 1985, but not individually.


By: Signature Present                                          6/24/94
    ------------------------                               ---------------
                                                      Date

"TENANT"

EL CAMINO NATIONAL BANK


By: Signature Present                                          6/13/94
    ------------------------                               ---------------
                                                      Date
Its:    President
    ------------------------

By: Signature Present                                          6/13/94
    ------------------------                               ---------------
                                                      Date
Its:    President
    ------------------------






                                  Page 2 of 2 Pages
                                   OPTION TO RENEW

                                   OPTION TO RENEW

Provided Tenant is not then in default with respect to the Lease to which this OPTION TO RENEW is attached and has kept and performed all of its obligations under said Lease, Tenant shall have the right and option at any time, at least six (6) months before the expiration of said Lease, to extend the term thereof for one (1) additional term of five (5) years from the date of expiration of said Lease, which notice of exercise of option shall only be effective if in writing and sent to the Landlord as provided in the Lease for the mailing of notices. Provided, however, that Tenant may not exercise this right if the Tenant has received three (3) or more notices of default throughout the initial term of this Lease, whether or not those defaults were cured, or at any time when Tenant has breached and not cured or is in default under this Lease.
Should Tenant breach or default under this Lease at any time after giving notice of extension and prior to the first day of the extended term, Landlord shall have the right to declare Tenant's notice void and of no effect, and the term of this Lease shall expire as if notice had not been given.

Such Lease extension shall be upon the identical terms and conditions as set forth in the Lease, except that the rental to be paid by Tenant hereunder shall be increased as of the commencement of the extended term to the greater of: (a) the rent for the period immediately preceding the option period, increased as provided in and subject tot the provisions of Section 3.02 of the Lease, or (b) market rent for like space in the area, as determined by negotiation between Landlord and Tenant. If Landlord and Tenant cannot agree, each party will appoint a qualified appraiser (MAI or equivalent) to do a market analysis. If the two appraisers cannot agree, they will appoint a third similarly qualified appraiser and the decision of the majority of the appraisers shall be binding on all parties. However, regardless of the findings of the appraisers, the minimum rent for the next period shall not be less than the rent prescribed in (a) above.

Rent for the second and each subsequent year during the option term shall be increased as provided in and subject to the provisions of Section 3.02 of the Lease.

Any security deposit held by Landlord shall be increased in the ratio as the rent is increased in the first year of the option period divided by the rent for the first year of the initial term.

Upon default in payment of the full increase in rental provided for above, Landlord shall have the same rights and remedies as upon default in the rent otherwise provided for in the Lease.

This OPTION TO RENEW or extend may be exercised only by the original Tenant while physically occupying the Premises and any consent by Landlord to assignment or sublease of the Premises shall not be construed as a waiver of this prohibition.

                                       Landlord's Initials   Initials Present
                                                             ----------------
                                       Tenant's Initials     Initials Present
                                                             ----------------
                                                             Initials Present
                                                             ----------------









                                     Rider No. 2



                                  Page 3 of 2 Pages